UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2003

RADISYS CORPORATION
(Exact name of registrant as specified in its charter)

Oregon	0-26844	93-0945232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5445 NE Dawson Creek Drive Hillsboro, Oregon	97124
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (503) 615-1100

No Change
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

     The Company is reissuing, in an updated format, certain of its historical financial statements in connection with the provisions of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment of Disposal of Long-Lived Assets,” and rule 3-10 of Regulation S-X under the Securities Act of 1933, as amended.

     During the first quarter of fiscal 2003, the Company completed the sale of its Savvi business. As a result of this sale, as required by SFAS No. 144, the Company reported the financial results of its Savvi business as discontinued operations in the Company’s Form 10-Q’s for the periods ended March 31, 2003, June 30, 2003, and September 30, 2003. The Securities and Exchange Commission (“SEC”) requires the same reclassification for discontinued operations as is required by SFAS No. 144, for previously issued financial statements and related information included in the Company’s last Annual Report on Form 10-K for the year ended December 31, 2002 (the “2002 10-K”) if the 2002 10-K is incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933 (the “Securities Act”). The Company is reissuing these historical financial statements and related information in connection with the sale of its 1 3/8% convertible senior notes due November 15, 2023, which involves registration of the Company’s underlying securities under the Securities Act. Consequently, this current report on Form 8-K updates the following information included in the Company’s 2002 10-K to reflect the Savvi business as discontinued operations.

  Part II, Item 6. Selected Financial Data

  Part II, Item 7. Management's Discussion and Analysis of Financial Position and Results of Operations

  Part II, Item 8. Financial Statements and Supplementary Data

     The information contained in this filing has only been updated for the treatment of the Savvi business as discontinued operations and has not been otherwise updated for activities occurring in the Company after the date these consolidated financial statements were originally presented in the 2002 10-K. Except as expressly provided herein, no attempt has been made to update matters in the 2002 10-K. You should read the Company’s Form 10-Q’s for the periods ended March 31, 2003, June 30, 2003, and September 30, 2003, for additional updating information. These quarterly reports issued during the current fiscal year already include the Savvi business as discontinued operations. As such they are not included herein. The classification of the Savvi business as discontinued operations has no effect on the Company’s reported net income.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits:

     The following exhibits are filed with this report on Form 8-K:

Exhibit Number	Description

23.1	Consent of Independent Accountants.
99.1	Revised Selected Financial Data, Management’s Discussion and Analysis of Financial Position and Results of Operations, and Financial Statements and Supplementary Data to reflect operations related to the sale of the Savvi business line as discontinued operations.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADISYS CORPORATION an Oregon corporation

Date: December 23, 2003	By:	/s/ Julia A. Harper
	Name:	Julia A. Harper
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Independent Accountants.
99.1	Revised Selected Financial Data, Management’s Discussion and Analysis of Financial Position and Results of Operations, and Financial Statements and Supplementary Data to reflect operations related to the sale of the Savvi business line as discontinued operations.